Earnings per Share	12 Months Ended
Dec. 31, 2022
Earnings per Share
Earnings per Share

20. Earnings per Share

The following table sets forth the computation of basic and diluted earnings per share for the years ended December 31 (in thousands):

	2022	2021	2020
Numerator:
Net income	$559,210	$1,052,841	$153,550
Denominator (number of shares in thousands):
Basic weighted average common shares outstanding	20,482	20,345	23,589
Effect of dilutive securities:
Dilutive effect of non-vested shares	19	239	216
Diluted weighted average common shares outstanding	20,501	20,584	23,805

Basic and diluted earnings per share amount related to a gain on troubled debt write-off amounting to $29.4 million and $111.6 million recorded in the year ended December 31, 2022 and 2021, respectively, is $1.43 and $1.43 per share, respectively, in the year ended December 31, 2022; and $5.49 and $5.42 per share, respectively, in the year ended December 31, 2021 (see Note 10).